
                                                                                                       EXHIBIT 19.1
                                       STATEMENT TO MARINE CERTIFICATEHOLDERS
                                        NATIONSCREDIT GRANTOR TRUST 1997 - 2

     Pursuant  to  the  Pooling  and  Servicing  Agreement,  dated  as  of  September  30, 1997 among NationsCredit
Securitization  Corporation  (as  "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust
Company  (as  "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding  distribution to Marine Certificateholders and the performance of the Trust. The information with respect to  the  applicable  Distribution  Date  is  set  forth  below.


Month . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Mar-01
Collection Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     03/01/2001
Determination Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     04/11/2001
Deposit Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     04/13/2001
Distribution Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     04/16/2001

MARINE POOL BALANCE
            Marine Pool Balance on the close of the last day of the Collection Period (Record Date)  36,702,056.73
            Marine Certificate Factor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     30.3815617%
            Marine Ending Certificate Balance (per $1,000 certificate). . . . . . . . . . . . . . .         303.82
            Liquidation Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      61,084.39
            Purchase Amounts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1.66
            Carry-Over Monthly Interest Payment . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
            Total Marine Interest Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1.66

            Marine Principal Payments:
            Monthly Marine Principal Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . .           9.50
            Carry-Over Monthly Marine Principal Payment . . . . . . . . . . . . . . . . . . . . . .           0.00
            Total Marine Principal Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . .           9.50

            Marine Servicing Fee:
            Marine Servicing Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.20
            Carry-Over Monthly Marine Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . .           0.24
            Total Marine Servicing Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.44






                                       STATEMENT TO RV CERTIFICATEHOLDERS
                                      NATIONSCREDIT GRANTOR TRUST 1997 - 2

     Pursuant  to  the  Pooling  and  Servicing  Agreement,  dated  as of September 30, 1997 among NationsCredit
Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust
Company  (as  "Trustee"  and  "Collateral  Agent"), the Servicer is required to prepare certain information each month  regarding  distribution  to  RV Certificateholders and the performance of the Trust. The information with respect  to  the  applicable  Distribution  Date  is  set  forth  below.


Month. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Mar-01
Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     03/01/2001
Determination Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     04/11/2001
Deposit Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     04/13/2001
Distribution Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     04/16/2001

RV POOL BALANCE
            RV Pool Balance on the close of the last day of t he Collection Period (Record Date)  13,532,182.95
            RV Certificate Factor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     27.9668360%
            RV Ending Certificate Balance (per $1,000 certificate) . . . . . . . . . . . . . . .         279.67
            Liquidation Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11,910.21
            Purchase Amounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE) RV
            Interest Payments:
            Monthly RV Interest Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1.50
            Carry-Over Monthly RV Interest Payment . . . . . . . . . . . . . . . . . . . . . . .           0.00
            Total RV Interest Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1.50

            RV Principal Payments:
            Monthly RV Principal Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . .           8.24
            Carry-Over Monthly RV Principal Payment. . . . . . . . . . . . . . . . . . . . . . .           0.00
            Total RV Principal Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           8.24

            RV Servicing Fee:
            RV Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.18
            Carry-Over Monthly RV Servicing Fee. . . . . . . . . . . . . . . . . . . . . . . . .           0.00
            Total RV Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.18






                                             MONTHLY MARINE SERVICERS CERTIFICATE
                                             NATIONSCREDIT GRANTOR TRUST 1997 - 2

     Pursuant  to  the  Pooling  and  Servicing  Agreement, dated as of September 30, 1997 among NationsCredit Securitization
Corporation  (as  "Depositor"),  NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee"
and  "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Marine
Certificateholders  and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth  below.


Month. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Mar-01
Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       01-Mar-01
Determination Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       11-Apr-01
Deposit Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       13-Apr-01
Distribution Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16-Apr-01

MARINE POOL BALANCE
                 Marine Pool Balance on the close of the last day of the preceding Collection Period . . . .   37,850,012.93
                 Marine Principal Collections. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,055,987.55
                 Purchase Amounts with respect to Marine Receivables allocable to Principal. . . . . . . . .            0.00
                 Defaulted Marine Receivables. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       91,968.65
                 Marine Pool Balance on the close of the last day of the Collection Period . . . . . . . . .   36,702,056.73

                 Original Marine Pool Balance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  120,803,719.92

                 Marine Pool Factor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      30.3815617%

                 Preference Amounts with respect to Marine Receivables . . . . . . . . . . . . . . . . . . .               -

                 Marine Pass-Through Rate. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6.3500%
                 Marine Servicing Fee Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          0.7500%

MARINE AVAILABLE FUNDS
                 Marine Collections allocable to interest. . . . . . . . . . . . . . . . . . . . . . . . . .      352,328.90
                 Purchase Amounts with respect to Marine Receivables allocable to interest . . . . . . . . .            0.00
                 Liquidation Proceeds with respect to Marine Receivables . . . . . . . . . . . . . . . . . .       61,084.39
                 Marine Collections allocable to principal . . . . . . . . . . . . . . . . . . . . . . . . .    1,055,987.55
                 Purchase Amounts with respect to Marine Receivables allocable to principal. . . . . . . . .            0.00
                 Other Marine Available Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0.00
                 Total Marine Available Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,469,400.84

MARINE INTEREST PAYMENT
                 Monthly Marine Interest Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      200,289.65
                 Carry-Over Monthly Marine Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0.00
                 Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      200,289.65

MARINE PRINCIPAL PAYMENT
                 Monthly Marine Principal Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,147,956.20
                 Carry-Over Monthly Marine Principal . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0.00
                 Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,147,956.20

MARINE SERVICING FEE
                 Servicing Marine Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       23,656.26
                 Carry-Over Monthly Marine Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . . .       29,439.63
                 Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       53,095.89

MARINE RESERVE ACCOUNT CROSS SUPPORT
                 Marine Reserve Account Cross Collateral Withdrawal Amounts from prior Distribution Dates. .            0.00
                 Marine Reserve Account Cross Collateral Withdrawal Amounts. . . . . . . . . . . . . . . . .            0.00
                 Distribution to reimburse Marine Reserve Account Cross Collateral Withdrawal Amounts. . . .            0.00
                 Total Owed to Reimburse Marine Cross Collateral Withdrawal Account. . . . . . . . . . . . .            0.00

DEPOSIT TO MARINE CERTIFICATE ACCOUNT
                 Marine Available Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,469,400.84
                 Marine Reserve Account Withdrawal Deposit . . . . . . . . . . . . . . . . . . . . . . . . .            0.00
                 RV Reserve Account Cross Collateral Withdrawal Amount . . . . . . . . . . . . . . . . . . .            0.00
                 Surety Bond Drawing Deposit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0.00
                Total Deposit to the Marine Certificate Account. . . . . . . . . . . . . . . . . . . . . . .    1,469,400.84

DISTRIBUTIONS FROM THE MARINE CERTIFICATE ACCOUNT
               Monthly Marine Interest Payment and any Carry-Over Monthly Marine Interest. . . . . . . . . .      200,289.65
               Monthly Marine Principal Payment and any Carry-Over Monthly Marine Principal. . . . . . . . .    1,147,956.20
               Marine Servicing Fee and any Carry-Over Marine Servicing Fee. . . . . . . . . . . . . . . . .       53,095.89
               Distributions to the Surety Bond Provider . . . . . . . . . . . . . . . . . . . . . . . . . .       15,970.76
               Shortfall in RV Certificate Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0.00
               Distributions to meet shortfall in RV Certificate Account . . . . . . . . . . . . . . . . . .            0.00
               Distribution to reimburse RV Reserve Account Cross Collateral Withdrawal Amounts. . . . . . .            0.00
               Distribution to the Marine Reserve Account. . . . . . . . . . . . . . . . . . . . . . . . . .            0.00
               Distribution to the RV Reserve Account. . . . . . . . . . . . . . . . . . . . . . . . . . . .            0.00
               Distributions to the Depositor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       52,088.34

              Carry-Over Monthly Marine Interest to the next Distribution Date . . . . . . . . . . . . . . .            0.00
              Carry-Over Monthly Marine Principal to the next Distributions Date . . . . . . . . . . . . . .            0.00
              Carry-Over Monthly Marine Servicing Fee to the next Distribution Date. . . . . . . . . . . . .            0.00

MARINE  RESERVE ACCOUNT

               Marine Reserve Account Balance as of the end of the preceding Collection Period . . . . . . .    1,153,975.95
               Earnings from investments on the Marine Reserve Account . . . . . . . . . . . . . . . . . . .        5,252.87
               Marine Reserve Account Withdrawals. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0.00
               Marine Reserve Account Cross Collateral Withdrawal Amounts. . . . . . . . . . . . . . . . . .            0.00
               Deposits to the Marine Reserve Account. . . . . . . . . . . . . . . . . . . . . . . . . . . .            0.00
               Reimbursement of Marine Reserve Account Cross Collateral Withdrawal Amounts . . . . . . . . .            0.00
               Deposits to Marine Reserve Account from RV Available Funds. . . . . . . . . . . . . . . . . .            0.00
               Marine Reserve Account Balance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,159,228.82
               Distributions of any excess amounts on deposit in the Marine Reserve Account. . . . . . . . .       58,167.12
               Ending Marine Reserve Account Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,101,061.70

              Marine Reserve Account Balance as a % of the Marine Pool Balance . . . . . . . . . . . . . . .          3.0000%
              Specified Marine Reserve Account Requirement . . . . . . . . . . . . . . . . . . . . . . . . .    1,101,061.70
             Amount needed to fully fund Marine Reserve Account. . . . . . . . . . . . . . . . . . . . . . .            0.00

SURETY BOND
            Outstanding Reimbursement Obligations at the end of the preceding Collection Period. . . . . . .       12,100.05
            Preference Amounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0.00
            Surety Bond Drawing Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0.00
            Surety Bond Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        3,785.00
            Interest on Outstanding Reimbursement Obligations at the end of the preceding Collection Period.           85.71
            Amount Owed to Surety Bond Provider. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15,970.76
            Distributions made to the Surety Bond Provider . . . . . . . . . . . . . . . . . . . . . . . . .       15,970.76
            Remaining Amounts Owed to the Surety Bond Provider . . . . . . . . . . . . . . . . . . . . . . .            0.00

NET CREDIT LOSS RATIO
            Net Credit Losses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       30,884.26
            Average Net Credit Loss Ratio - Annualized . . . . . . . . . . . . . . . . . . . . . . . . . . .            3.49%

DELINQUENCY ANALYSIS
            Number of Loans
            30 to 59 days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          109.00
            60 to 89 days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           34.00
            90 or more days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           30.00
           Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          173.00

           Principal Balance
           30 to 59 days past due. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      998,275.36
           60 to 89 days past due. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      279,460.20
          90 or more days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      331,465.46
          Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,609,201.02

          Delinquency Ratio - 60+ Day Delinquent Accounts
          For the current Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1.6646%
          For the preceding Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2.1545%
          For the second preceding Collection Period . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2.4570%
          For the third preceding Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2.5659%
         Average 3 month 60 Day + Delinquency Ratio. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2.0920%
         Average 4 month 60 Day + Delinquency Ratio. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2.2105%


REPOSSESSION ANALYSIS
          Current Balance of Contracts where Repossession Occurred in the Current Month. . . . . . . . . . .      197,222.87
          Number of Contracts where Repossession Occurred in the Current Month . . . . . . . . . . . . . . .           13.00


WEIGHTED AVERAGE COMPUTATIONS-MARINE CONTRACTS
           Weighted Average Coupon . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         11.1498%
           Weighted Average Original Term (months) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          128.71
           Weighted Average Remaining Term (months). . . . . . . . . . . . . . . . . . . . . . . . . . . . .           80.22
           Number of Outstanding Accounts-End of Period. . . . . . . . . . . . . . . . . . . . . . . . . . .        4,296.00


CASH SETTLEMENT FOR THE TRUSTEE
          Available Funds in the Collection Account. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,469,400.84
          Servicing Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       53,095.89
          Marine Interest allocable to the Seller's Certificate. . . . . . . . . . . . . . . . . . . . . . .            1.19
          Marine Principal amount allocable to the Seller's Certificate. . . . . . . . . . . . . . . . . . .            6.84
          Wire Funds to the Surety Bond Provider . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       15,970.76
          Net Deposit From Collection Account to the Certificate Account . . . . . . . . . . . . . . . . . .    1,400,326.16
          Reserve Account deposit to Certificate Account . . . . . . . . . . . . . . . . . . . . . . . . . .            0.00
          RV Reserve Account Cross Collateral Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0.00
          Surety Bond deposit to Certificate Account . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0.00
          Total Deposit to the Certificate Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,400,326.16
          Wire Funds to the Marine Certificateholders - Interest Amounts . . . . . . . . . . . . . . . . . .      200,288.46
          Wire Funds to the Marine Certificateholders - Principal Amounts. . . . . . . . . . . . . . . . . .    1,147,949.36
          Deposit Funds into the Marine Reserve Account. . . . . . . . . . . . . . . . . . . . . . . . . . .            0.00
          Deposit Funds into the RV Reserve Account. . . . . . . . . . . . . . . . . . . . . . . . . . . . .            0.00
          Wire Funds to NationsCredit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       52,088.34

Approved  by:  KEVIN  CHURCH  -----------------------------------  Authorized  Signer






                                              MONTHLY RV SERVICERS CERTIFICATE
                                            NATIONSCREDIT GRANTOR TRUST 1997 - 2

     Pursuant  to  the  Pooling  and  Servicing Agreement, dated as of September 30, 1997 among NationsCredit Securitization
Corporation  (as  "Depositor"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee"
and  "Collateral  Agent"),  the  Servicer is required to prepare certain information each month regarding distribution to RV
Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth  below.


 Month . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Mar-01
Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      01-Mar-01
Determination Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11-Apr-01
Deposit Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      13-Apr-01
Distribution Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      16-Apr-01

RV POOL BALANCE
                  RV Pool Balance on the close of the last day of the preceding Collection Period. . . . . .  13,930,904.13
                  RV Principal Collections . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     368,310.07
                  Purchase Amounts with respect to RV Receivables allocable to Principal . . . . . . . . . .           0.00
                  Defaulted RV Receivables . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      30,411.11
                  RV Pool Balance on the close of the last day of the Collection Period. . . . . . . . . . .  13,532,182.95

                  Original RV Pool Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48,386,535.24

                  RV Pool Factor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     27.9668360%

                  Preference Amounts with respect to RV Receivables. . . . . . . . . . . . . . . . . . . . .              -

                  RV Pass-Through Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         6.2500%
                  RV Servicing Fee Rate. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         0.7500%

RV AVAILABLE FUNDS
                  RV Collections allocable to interest . . . . . . . . . . . . . . . . . . . . . . . . . . .     127,889.19
                  Purchase Amounts with respect to RV Receivables allocable to interest. . . . . . . . . . .           0.00
                  Liquidation Proceeds with respect to RV Receivables. . . . . . . . . . . . . . . . . . . .      11,910.21
                  RV Collections allocable to principal. . . . . . . . . . . . . . . . . . . . . . . . . . .     368,310.07
                  Purchase Amounts with respect to RV Receivables allocable to principal . . . . . . . . . .           0.00
                  Other RV Available Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
                  Total RV Available Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     508,109.47

RV INTEREST PAYMENT
                  Monthly RV Interest Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      72,556.79
                  Carry-Over Monthly RV Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
                  Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      72,556.79

RV PRINCIPAL PAYMENT
                  Monthly RV Principal Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     398,721.18
                  Carry-Over Monthly RV Principal. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
                  Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     398,721.18

RV SERVICING FEE
                  RV Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       8,706.82
                  Carry-Over Monthly RV Servicing Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
                  Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       8,706.82

RV RESERVE ACCOUNT CROSS SUPPORT
                  RV Reserve Account Cross Collateral Withdrawal Amounts from prior Distribution Dates . . .           0.00
                  RV Reserve Account Cross Collateral Withdrawal Amounts . . . . . . . . . . . . . . . . . .           0.00
                  Distribution to reimburse RV Reserve Account Cross Collateral Withdrawal Amounts . . . . .           0.00
                  Total Owed to Reimburse RV Cross Collateral Withdrawal Account . . . . . . . . . . . . . .           0.00

DEPOSIT TO MARINE CERTIFICATE ACCOUNT
                  Marine Available Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     508,109.47
                  Marine Reserve Account Withdrawal Deposit. . . . . . . . . . . . . . . . . . . . . . . . .           0.00
                  RV Reserve Account Cross Collateral Withdrawal Amount. . . . . . . . . . . . . . . . . . .           0.00
                  Surety Bond Drawing Deposit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
                 Total Deposit to the Marine Certificate Account . . . . . . . . . . . . . . . . . . . . . .     508,109.47

DISTRIBUTIONS FROM THE RV CERTIFICATE ACCOUNT
                  Monthly RV Interest Payment and any Carry-Over Monthly RV Interest . . . . . . . . . . . .      72,556.79
                  Monthly RV Principal Payment and any Carry-Over Monthly RV Principal . . . . . . . . . . .     398,721.18
                  RV Servicing Fee and any Carry-Over RV Servicing Fee . . . . . . . . . . . . . . . . . . .       8,706.82
                  Distributions to the Surety Bond Provider. . . . . . . . . . . . . . . . . . . . . . . . .       1,393.09
                  Shortfall in Marine Certificate Account. . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
                  Distribution to meet shortfall in Marine Certificate Account . . . . . . . . . . . . . . .           0.00
                  Distribution to reimburse Marine Reserve Account Cross Collateral Withdrawal Amounts . . .           0.00
                  Distributions to the RV Reserve Account. . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
                  Distribution to the Marine Reserve Account . . . . . . . . . . . . . . . . . . . . . . . .           0.00
                  Distributions to the Depositor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      26,731.59

                  Carry-Over Monthly RV Interest to the next Distribution Date . . . . . . . . . . . . . . .           0.00
                  Carry-Over Monthly RV Principal to the next Distributions Date . . . . . . . . . . . . . .           0.00
                  Carry-Over Monthly RV Servicing Fee to the next Distribution Date. . . . . . . . . . . . .           0.00

RV RESERVE ACCOUNT

                  RV Reserve Account Balance as of the end of the preceding Collection Period. . . . . . . .     831,203.65
                  Earnings from investments on the RV Reserve Account. . . . . . . . . . . . . . . . . . . .       3,743.41
                  RV Reserve Account Withdrawals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
                  RV Reserve Account Cross Collateral Withdrawal Amounts . . . . . . . . . . . . . . . . . .           0.00
                  Deposits to the RV Reserve Account . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
                  Reimbursement of RV Reserve Account Cross Collateral Withdrawal Amounts. . . . . . . . . .           0.00
                  Deposits to RV Reserve Account from Marine Available Funds . . . . . . . . . . . . . . . .           0.00
                  RV Reserve Account Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     834,947.06
                  Distributions of any excess amounts on deposit in the RV Reserve Account . . . . . . . . .      90,677.00
                  Ending RV Reserve Account Balance. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     744,270.06

                  RV Reserve Account Balance as a % of the RV Pool Balance . . . . . . . . . . . . . . . . .         5.5000%
                  Specified RV Reserve Account Requirement . . . . . . . . . . . . . . . . . . . . . . . . .     744,270.06
                  Amount needed to fully fund RV Reserve Account . . . . . . . . . . . . . . . . . . . . . .           0.00

SURETY BOND
            Outstanding Reimbursement Obligations at the end of the preceding Collection Period. . . . . . .           0.00
            Preference Amounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
            Surety Bond Drawing Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
            Surety Bond Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,393.09
            Interest on Outstanding Reimbursement Obligations at the end of the preceding Collection Period.           0.00
            Amount Owed to Surety Bond Provider. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,393.09
            Distributions made to the Surety Bond Provider . . . . . . . . . . . . . . . . . . . . . . . . .       1,393.09
            Remaining Amounts Owed to the Surety Bond Provider . . . . . . . . . . . . . . . . . . . . . . .           0.00

NET CREDIT LOSS RATIO
                  Net Credit Losses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      18,500.90
                  Average Net Credit Loss Ratio. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2.85%

DELINQUENCY ANALYSIS
                  Number of Loans
                  30 to 59 days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          29.00
                  60 to 89 days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          13.00
                  90 or more days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          13.00
                  Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          55.00

                  Principal Balance
                  30 to 59 days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     280,628.89
                  60 to 89 days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     161,148.22
                  90 or more days past due . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     121,616.50
                  Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     563,393.61

                  60 Day + Delinquency Ratio
                  For the current Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         2.0896%
                  For the preceding Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . . .         2.0157%
                  For the second preceding Collection Period . . . . . . . . . . . . . . . . . . . . . . . .         2.4099%
                  For the third preceding Collection Period. . . . . . . . . . . . . . . . . . . . . . . . .         2.2815%
                  Average 3 month 60 Day + Delinquency Ratio . . . . . . . . . . . . . . . . . . . . . . . .         2.1717%
                  Average 4 month 60 Day + Delinquency Ratio . . . . . . . . . . . . . . . . . . . . . . . .         2.1992%


REPOSSESSION ANALYSIS
                  Current Balance of Contracts where Repossession Occurred in the Current Month. . . . . . .      38,563.66
                  Number of Contracts where Repossession Occurred in the Current Month . . . . . . . . . . .           5.00


WEIGHTED AVERAGE COMPUTATIONS-RV CONTRACTS
                  Weighted Average Coupon. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        11.1772%
                  Weighted Average Original Term (months). . . . . . . . . . . . . . . . . . . . . . . . . .         140.99
                  Weighted Average Remaining Term (months) . . . . . . . . . . . . . . . . . . . . . . . . .          71.54
                  Number of Outstanding Accounts-End of Period . . . . . . . . . . . . . . . . . . . . . . .       1,437.00


CASH SETTLEMENT FOR THE TRUSTEE
          Available Funds in the Collection Account. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     508,109.47
          Servicing Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       8,706.82
          Marine Interest allocable to the Seller's Certificate. . . . . . . . . . . . . . . . . . . . . . .           0.00
          Marine Principal amount allocable to the Seller's Certificate. . . . . . . . . . . . . . . . . . .           0.00
          Wire Funds to the Surety Bond Provider . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,393.09
          Net Deposit From Collection Account to the Certificate Account . . . . . . . . . . . . . . . . . .     498,009.56
          Reserve Account deposit to Certificate Account . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
          RV Reserve Account Cross Collateral Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
          Surety Bond deposit to Certificate Account . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
          Total Deposit to the Certificate Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     498,009.56
          Wire Funds to the Marine Certificateholders - Interest Amounts . . . . . . . . . . . . . . . . . .      72,556.79
          Wire Funds to the Marine Certificateholders - Principal Amounts. . . . . . . . . . . . . . . . . .     398,721.18
          Deposit Funds into the Marine Reserve Account. . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
          Deposit Funds into the RV Reserve Account. . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00
          Wire Funds to NationsCredit. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      26,731.59


Approved  by:               /s/  KEVIN  CHURCH  ------------------------------------  Authorized  Signer
